[Exhibit 99.1]

                        REORGANIZATION PLAN AND AGREEMENT


A PLAN AND AGREEMENT dated as of October 23, 2001 by and among REFERRAL HOLDINGS CORPORATION, a Nevada corporation ("RHC"), Referral Finance Corporation, a Wyoming corporation ("RFC"), and Glenn A. LaPointe ('LaPointe") as Owners Agent and Representative for the shareholders of RHC.

                                   WITNESSETH:

     WHEREAS:  100% of the stock of RFC is held by RHC; and

     WHEREAS, RHC has appointed LaPointe as its President and Chief Executive Officer and as such has the authority to execute this agreement on RHC's behalf with full authority to obligate RHC to this agreement; and

     WHEREAS, the Board of Directors of RHC no longer believes its ownership interest in RFC to be beneficial to the interests of RHC and is desirous of divesting itself of such interest; and

     WHEREAS, RHC has approved a plan to sell 100% of the stock of RFC to LaPointe, and RHC wishes to transfer the same to LaPointe as provided herein, in exchange for the Consideration described herein, and subject to the condition that RFC be severed from RHC; and

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises herein set forth, and subject to the terms and conditions hereof, the parties agree as follows:

     1. ACQUISITION OF RFC BY LaPointe. On the Closing Date, LaPointe shall issue and deliver to RHC the consideration described below in exchange for 100% of the stock in RFC owned by RHC; whereupon, RFC shall then have become wholly owned by LaPointe.

     2. CONSIDERATION. In consideration of the acquisition of RFC, LaPointe shall pay $10.00 (ten dollars) and other valuable consideration to be paid to RHC.

     3. THE CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on October 23, 2001 at a place agreed upon by RHC and LaPointe.

     4. REPRESENTATIONS OF RHC. RHC represents and warrants to LaPointe as follows:

          (a) Organization. RHC is duly organized and validly exists as a business corporation under the laws of the State of Nevada. RHC has no subsidiaries other than RFC. RHC has the legal power and authority to own, operate and sell its assets and to carry on its business as now conducted, and is duly qualified to do business wherever the nature and location of its business and assets require such qualification.



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          (b) Authorization and Capital Stock. RHC has the legal power, authority and capacity to enter into, execute, deliver and perform its obligations under this Agreement. This Agreement constitutes the valid and binding agreement of RHC and is enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency and other rights affecting the enforceability of creditors' rights generally and the discretion of the courts in granting equitable remedies). The authorized capital stock of RFC consists of 100,000,000 shares of $0.001 par value Common Stock and 20,000,000 shares of $0.001 par value Preferred Stock of which 5,122,504 Common Shares and 4,150,000 Preferred Shares are validly issued, fully paid, non-assessable and outstanding. There are no other securities, subscriptive rights or rights, warrants, options, contracts, understandings or commitments providing for issuance of, or granting rights to acquire any capital stock of RFC or securities convertible into or exchangeable for capital stock of RFC.

          (c) Assets and Business. RHC makes no representations or warranties with regard to the assets or business of RFC. LaPointe accepts RFC as is.

          (d) Licenses. RHC makes no representations or warranties with regard to the licenses held by RFC. LaPointe accepts RFC as is. .

          (e) Financial Statements. RHC has delivered to LaPointe true, correct and complete financial statements of as of and for the year ending March 31, 2001 in audited form, and for the quarter ended June 30, 2001 in reviewed form, from an independent auditing firm of standing up to the requirements of the SEC and NASD for the level of public reporting selected by RHC. The financial statements are materially correct and complete and have been prepared in accordance with generally accepted accounting principles consistently applied.

          (f) Information. All written material furnished or to be furnished by RHC and the does not and will not contain any statement which is false or misleading with respect to any material fact, and does not and will not omit to state any material fact, the omission of which makes the statements therein false or misleading.

          (g) Taxes. RHC has duly filed all tax returns and reports (or extensions for filing such returns and reports) related to its business required to be filed and has duly paid all taxes and other governmental charges ("Taxes") upon RFC's properties, assets, income, franchises, licenses, stock issuances or transfers or sales related to its business. There are no unpaid taxes which are a lien on RFC's properties and assets, except liens for Taxes not yet due and payable. RFC has not adopted a plan of liquidation under any tax code, or entered into any contract to merge or consolidate with or sell all or any substantial part of its assets to any other firm or corporation.

          (h) Litigation. RHC makes no representations or warranties with regard to the existing or pending litigation with regard to RFC. LaPointe accepts RFC as is.




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          (i) Authority. On or before the closing date, RHC will have taken all necessary legal action to approve the execution and delivery of this Agreement and the performance of its obligations hereunder and all transactions contemplated hereby will have been duly authorized by all requisite corporate action on the part of RHC, and no further authorization, approval or consent is necessary. Neither the Directors nor any other present OWNERS of RHC will have any appraisal or other dissenters' rights respecting the transactions contemplated hereby.

          (j) Compliance with Other Instruments. Etc. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in violation of or constitute a default under and is not prohibited by the Articles of Incorporation or By-Laws of RHC, the provisions of any agreement, mortgage, indenture, franchise, license, permit, or other consent, approval authorization, lease or other instrument, judgement, decree, order, law or regulation by which RHC is bound or by which RHC's business or assets may be affected.

          (k) Governmental and Other Consents. Etc. No consent, approval or authorization of or declaration or filing with any governmental authority or other person or entity, domestic or foreign, on the part of RHC is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (l) Compliance with Law. Etc. RHC has complied with and is not in default in any respect under any law, ordinance, requirement, regulation, judgement, decree or order applicable to it or its business or RFC and RHC has not received notice of any claimed default with respect to any of the foregoing.

          (m) Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been conducted without the intervention of any other person or entity, and in such a manner so as not to give rise to any valid claim against RHC, RFC or LaPointe for a finder's or brokerage fee or like payment.

          (n) Restricted Securities. The RFC stock to be transferred hereunder, upon will not have been "registered" and therefore will be "restricted securities", as those terms are used under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations thereunder. By execution of this Agreement, LaPointe agrees, represents and warrants that his acquisition of the RFC shares hereunder is for investment only, for his own account (both of record and beneficially) and not with a view to "distribution" as that term is used under the 1933 Act. The RFC shares to be transferred hereunder may bear a legend substantially as follows: "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL, AT THE REQUEST OF THE PRESIDENT, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH TRANSFER OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ALL


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     APPLICABLE FEDERAL AND STATE SECURITIES LAWS. BY ACQUIRING THE SHARES OF
     STOCK REPRESENTED BY THIS CERTIFICATE, EACH STOCKHOLDER REPRESENTS THAT HE HAS ACQUIRED SUCH SHARES OF STOCK FOR INVESTMENT AND THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF THE SHARES OF STOCK WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACT AND RULES AND REGULATIONS THEREUNDER."

     5. INDEMNIFICATION OF RFC AND LaPointe.

          (a) Notwithstanding the events to take place on the Closing Date, and regardless of any investigation at any time made by or on behalf of RHC or any information that either of them may have, RFC and LaPointe agree to fully indemnify, defend, save and hold RHC harmless in the event that RHC shall at any time following the Closing Date, suffer any expense, damage, liability, lost cost or deficiency, or shall have asserted against it any claim, demand or suit, which arises out of or results from, or if RHC shall pay or become obligated to pay any sum or incur any expense (including reasonable attorney's fees) on account of the following: (i) any inaccuracy in any representation or the breach of any warranty of RFC or LaPointe hereunder; (ii) any failure of RFC or LaPointe duly to perform or observe any term, provision, covenant, agreement or condition hereunder on the part of RFC or LaPointe to be performed or observed; (iii) any material misrepresentation in, or omission from, any statement, exhibit, certificate, schedule or other document furnished on or after the date hereof pursuant to this Agreement by RFC or LaPointe (or any representative thereof); (iv) any and all claims, demands, suits, actions, causes of action, proceedings, losses, liabilities, judgements, including but not limited to, costs and legal and other expenses, incident to any of the matters otherwise indemnified against by this Section 6 must be asserted by RHC no later than 30 days after the Closing Date.

          (b) The foregoing indemnification is in addition to all of RFC's and LaPointe's other rights and remedies under law or in equity for any breach by RHC and RFC's and LaPointe's right of offset for any Consideration or other sum which RFC or LaPointe is obligated to pay to RHC is expressly preserved.


          6. INDEMNIFICATION OF RHC.

               (a) Notwithstanding the events to take place on the Closing Date, and regardless of any investigation at any time made by or on behalf of RFC or LaPointe or any information that either of them may have, RHC agrees to fully indemnify, defend, save and hold RFC and LaPointe harmless in the event that RFC or LaPointe shall at any time during the 30 day period following the Closing Date, suffer any expense, damage, liability, loss, cost or deficiency, or shall have asserted against it any claim, demand or suit, which arises out of or results from, or if RFC or LaPointe shall pay or become obligated to pay any sum or incur any expense (including reasonable attorney's fees) on account of the following: (i) any inaccuracy in any representation or the breach of any warranty of RHC hereunder; (ii) any failure of RHC


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          duly to perform or observe any Term, provision, covenant, agreement or condition hereunder on the part of RHC to be performed or observed;
          (iii) any material misrepresentation in, or omission from, any statement, exhibit, certificate, schedule or other document furnished on or after the date hereof pursuant to this Agreement by RHC ( or any representative thereof); (iv) any and all claims, demands, suits, actions, causes of action, proceedings, losses, liabilities, judgements, including but not limited to, costs and legal and other expenses, incident to any of the matters otherwise indemnified against by this Section 6 must be asserted by RFC or LaPointe no later than 30 days after the Closing Date.

               (b) The foregoing indemnification is in addition to all of RFC's and LaPointe's other rights and remedies under law or in equity for any breach by RHC and RFC's and LaPointe's right of offset for any Consideration or other sum which RFC or the LaPointe is obligated to pay to RHC is expressly preserved.

               If any section of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     9. HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.



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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


REFERRAL HOLDINGS CORPORATION.

Attest:

/s/ Ty J. Davidson                                /s/ Glenn A. LaPointe
--------------------------                        -----------------------------
Ty J. Davidson, Secretary                         Glenn A. LaPointe, President



REFERRAL FINANCE CORPORATION

Attest:

/s/Glenn A. LaPointe
----------------------------
Glenn A. LaPointe, President


/s/ Glenn A. LaPointe
-------------------------------
Glenn A. LaPointe, individually


Attest:

/s/ Ty J. Davidson
------------------------------
Ty J. Davidson, Secretary




By their agent and representative:


/s/Glenn A. LaPointe
----------------------


Witness:

/s/Ty Davidson
-------------------------